LEGACY
Education Alliance, Inc.

OTCQB: LEAI

www.LegacyEducationAlliance.com

Investor Presentation

March 2016

Disclaimer

LEGACY
Education Alliance, Inc.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts.

These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any anticipated results, performance or achievements.

The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on March 28, 2016, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov.

- Leading personal finance education company
  - Helping people take control of their financial future
  - Provides practical, high-quality and value-based training, conferences, publications, and technology-based tools

- Strong brand awareness with 20 years market presence
  - 10 brands in market; incl. Rich Dad Education (Rich Dad Poor Dad)

- Only publicly-traded pure-play in space



Legacy Education Alliance, Inc. is a leading international provider of practical, high-quality, and value-based educational training on the topics of personal finance, entrepreneurship, real estate, and financial instruments for investing.

Corporate Headquarters	Cape Coral, Florida
Company Footprint	Operates Globally with ~200 Employees
Founded	1996
Exchange	OTCQB: LEAI
Number of Participants	Company has served more than 2 Million students from over 150 countries and territories
Average Sale	$13,000 - $16,000
Insider Ownership	15.7%*

*Includes shares held in both LEAI and TIGE

OTCQB: LEAI (as of 12/31/2015)	
Recent Price	$0.25
Market Cap	$5.5 million
Shares Outstanding	22 million
Float	4.0 million
Insider Ownership	15.7%*
P/S	0.04x
Diluted EPS	($0.12)
Revenue (ttm)	$87.2 million
Cash & Equiv. (mrq)	$7.8 million**
Cash Per Share	$0.38**
DEBT	$0.05 million

*Includes shares held in both LEAI and TIGE
**Includes restricted cash

Flagship Brand – Rich Dad Education

- Based on the teachings of Robert Kiyosaki, entrepreneur, investor, educator, and author of bestseller *Rich Dad Poor Dad*
- Worldwide intellectual property rights
- Best-selling personal finance book of all time
- RichDadEducation.com

RICH DAD® EDUCATION

Legacy Education Alliance - Brands

REVENUE SEGMENTATION

LEGACY
Education Alliance, Inc.

Significant Growth Opportunities Globally


Geography
3.6%
17.0%
6.3%
73.1%
FY2014
US
Canada
U.K.
Other Foreign Mkts


Geography
6.9%
19.9%
6.4%
66.8%
FY2015
U.S.
Canada
U.K.
Other Foreign Mkts

- Workshops & Seminars
- Symposiums
- Conferences

- Online
- On-Demand

REVENUE SEGMENTATION

Significant Growth Opportunities Globally


Brand
14%
86%
RICH DAD
FY2014
Rich Dad
Other Brands


Brand
23%
77%
FY2015
RICH DAD
Rich Dad
Other Brands

- Workshops & Seminars
- Symposiums
- Conferences

- Online
- On-Demand

MARKET LANDSCAPE



North America

- Market leader
- Only public pure play
- Brand development & diversification
    - Brick Buy Brick, Women in Wealth, and The Independent Woman
- Intellectual Property & Licensing Agreements



Globally

- Development of international market
- New brands thru acquisition + organic development
- Intellectual Property & Licensing Agreements



Web Based

- Worldwide e-learning revenue*:
    - $35.6B (2011)
    - $51.5B (2016e)
- Intellectual Property & Licensing Agreements

*Source: E-Learning Market Trends & Forecast 2014-16, a report by Docebo, March 2014

OFFICES



Richmond Surrey, U.K.
Vaughn, Ontario
Salt Lake City, UT
Cape Coral, FL
Causeway Bay, Hong Kong*
Johannesburg, South Africa*

*New Offices in 2015

FINANCIAL PERFORMANCE

LEGACY Education Alliance, Inc.



Cash Sales (millions)
$100.0 M
$90.0 M
$80.0 M
$70.0 M
$94.1
$81.9
FY2014
FY2015



Cash Sales (millions)
$28.0 M
$23.0 M
$18.0 M
$13.0 M
$8.0 M
$22.70
$23.70
$24.40
$23.30
$22.60
$19.10
$20.70
$19.50
1Q
2Q
3Q
4Q
2014
2015

VALUE PROPOSITION

LEGACY Education Alliance, Inc.

- Leading Education Company
- Strong cash position with minimal debt
- Growth and diversification
- Legacy trades at a discount to other publicly-traded companies in education industry

- Industry p/s(ttm) range 0.4x-2.5x
- LEAI p/s(ttm) 0.04x

VALUATION METRICS

LEGACY
Education Alliance, Inc.

Company Name	Ticker	Share Price	Market Cap (USD)	P/E(ttm)	P/S(ttm)
Grand Canyon Education Inc	LOPE	$41.88	$1946.85M	15.1x	2.5x
DeVry Education Group Inc	DV	$18.66	$1178.88M	47.3x	0.6x
Apollo Education Group Inc	APOL	$8.29	$899.8M	N/A	0.4x
Capella Education Co	CPLA	$51.06	$599.31M	15.6x	1.4x
Strayer Education Inc	STRA	$49.01	$540.44M	13.2x	1.2x
GP Strategies Corp	GPX	$26.95	$450.82M	24.7x	0.9x
American Public Education Inc	APEI	$21.01	$337.22M	10.9x	1.0x
Franklin Covey Co	FC	$16.79	$272.55M	27.7x	1.3x
Rosetta Stone Inc	RST	$7.06	$154.49M	N/A	0.7x
Creative Learning Corp	CLCN	$0.20	$2.4M	N/A	0.4x
	median		*$495.63M*	15.6x	*1.0x*
	average		*$638.28M*	22.1x	*1.1x*
Legacy Education Alliance Inc	LEAI	$0.16	$3.46M	N/A	0.04x

As of March 16, 2015

source: ThomsonReuters, company filings

MANAGEMENT TEAM

LEGACY Education Alliance, Inc.

Anthony Humpage – Chief Executive Officer & Director

- CEO since 2012
- EVP & CFO of Government Liquidation
- CPA and British Chartered Accountant
- MBA Finance Degree from Western International University

Christian Baeza – Chief Financial Officer

- Director Financial Reporting & Asst. Corp. Controller- Kraton Performance Polymers, Inc.
- Accountant & Auditor with Arthur Anderson LLP
- B.B.A. Degree in Accounting & Finance, Florida International University
- CFO of Tigrent Inc.

Iain Edwards – Chief Operating Officer

- COO since 2013
- GM with Company since 2004
- Owned Jongor Limited
- Served in British Army

James E. May – Chief Administrative Officer & General Counsel

- CAO & General Counsel since 2009
- Associate General Counsel – Gateway Computers
- VP, Deputy General Counsel – Blockbuster Videos, Inc.

BOARD OF DIRECTORS

LEGACY Education Alliance, Inc.

James Bass – Chairman of the Board

- Chairman as of July 2015
- Former CEO and director of Piper Aircraft and Suntron Corp.
- Former CEO of EFTC Corp., a subsidiary of Suntron
- Previously held management positions at Sony and GE
- Earned a B.S. from Ohio State University (1979)

Cary W. Sucoff – Director

- Director as of July 2015
- Owns & Operates Equity Source Partners, LLC
- President of New England Law/Boston, and Board of Trustees
- Serves on BOD for CFRX, SSPC and RTNB
- Earned a B.A. from SUNY Binghamton and J.D. from New England Law School

Peter Harper – Independent Director

- Independent Director and Chairman of the Audit Committee as of December 2015
- President and CFO at Twin-Star International
- Formerly CFO of Scottsdale Insurance and Suntron Corporation
- Senior Financial positions at Iomega Corporation and General Electric
- Earned a BS from San Jose State University (1983)

Corporate Information

Attorney
Shumaker, Loop & Kendrick, LLP
101 E. Kennedy Blvd.
Tampa, FL 33602
813-229-7600

Auditor
MaloneBailey
9801 Westheimer Road, Suite 1100
Houston, TX 77042
713-343-4286

Transfer Agent
VStock Transfer
18 Lafayette Place
Woodmere, NY 11598
212-828-8436

Corporate
1612 E. Cape Coral Parkway
Cape Coral, FL 33904
239-542-0643

LEGACY
Education Alliance, Inc.

www.LegacyEducationAlliance.com

Investor Relations

RedChip Companies Inc.
Jon Cunningham
jon@RedChip.com
407-712-8969

LEGACY Education Alliance, Inc.

Select Brand Overviews

Elite Business Star™ *was created in partnership with entrepreneur Kevin Harrington, one of the original Sharks from the television show Shark Tank, Elite Business Star is designed to help individuals grow their business through a variety of business strategies including marketing, asset protection, and business financing.*

Trade up Investor Education™ *is a course dedicated to providing educational training designed to help investors increase their knowledge on how to use stock options. Developed in conjunction with Investor's Business Daily®, a leading financial news and research organization since 1984, customers are offered educational support throughout the process.*

The Independent Woman™ *is a leader in the effort to provide educational training, seminars, and services designed to help women increase their financial intelligence. Developed with Kim Kiyosaki, investor, entrepreneur, and bestselling author of Rich Woman and It's Rising Time, our goal is to impart the principles and strategies essential for improved financial security.*

Building Wealth™ *offers a curriculum focused on real estate and the fundamentals of negotiating real estate purchases with sellers, rehabilitating distressed properties and leasing rental units to tenants to generate multiple sources of cash flow. Customers are taught the mechanics of completing a real estate transaction in their community, from making an offer to closing the transaction, with an emphasis on creative financing strategies.*

Making Money from Property with Martin Roberts *offers a real estate curriculum focused on property auctions. The seminar is based on the real estate experience and knowledge of Martin Roberts, a well-known U.K. presenter and property journalist who develops properties in the United Kingdom, Europe and Canada. Customers are taught about buying property at auctions, rental and capital growth strategies, negotiating transactions and buying properties overseas.*

Women in Wealth™ *teaches women how to take control of their financial circumstances, gain enough money and independence to achieve their financial goals and gain information on the latest wealth-building strategies and techniques.*

Robbie Fowler's Property Academy *offers a real estate curriculum focused on Buy-To-Let. The seminar reflects the real estate experience and knowledge of Robbie Fowler, a well-known U.K. sports personality who invested heavily in a Buy-To-Let portfolio in the United Kingdom during and after his professional football career. Customers are taught about buying property at auctions, rental and capital growth strategies and negotiating transactions.*

Select Brand Overviews (cont.)

Brick Buy Brick *offers a curriculum focused on real estate and the fundamentals of negotiating real estate purchases with sellers, rehabilitating distressed properties and leasing rental units to tenants to generate multiple sources of cash flow. Customers are taught the mechanics of completing a real estate transaction in their community, from making an offer to closing the transaction, with an emphasis on creative financing strategies.*

Rich Dad® Education: *Our flagship brand based on the teachings of Robert Kiyosaki, an entrepreneur, investor, educator, and author of the best-selling personal finance book of all time, Rich Dad Poor Dad. Mr. Kiyosaki has written more than 15 books with combined sales of more than 26 million copies.*

Rich Dad Stock Education: *In our Rich Dad Stock Education program, we teach students how to become savvy investors that can potentially create winning trades and profits in any market condition through the development of personal trading plans that are compatible with their current financial situation, the level of risk they are comfortable with, and their long-term financial goals.*